Fourth Quarter 2010 Earnings Conference Call March 3, 2011 Exhibit 99.2

Introductory Comments
“Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: With
the exception of the historical information contained in this press release, the matters described herein contain "forward-looking" statements that involve risk and uncertainties that may individually or collectively affect the matters herein described, including but not limited to the Company's risks associated with overall or regional economic conditions, dependence upon affiliated dental practices, contracts the affiliated practices have with third-party payors, government regulation of the dental industry, impact of health care reform, dependence upon service agreements and the impact of any terminations or potential terminations of such contracts, business interruptions, the outcome of pending litigation and the Company's acquisition and affiliation strategy, which are detailed from time to time in the "Risk Factors" section of the Company's filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.
Certain financial measures that are not in accordance with Generally Accepted
Accounting Principles are included in these slides.  Please see our press release, which is available on our website, www.amdpi.com, for a presentation of the most comparable
GAAP measures and a reconciliation of these non-GAAP measures.

3 Highlights • Financial results for 4Q10 vs. 4Q09: Net revenue +6% Earnings from operations -4% Net earnings +16% • Completed one in-market acquisition • Completed two pediatric Medicaid de novos

$109.9 million vs. $101.4 million +8.4%
•
+1.0% same market growth
•
+0.3% same market excluding
acquisitions growth
•
-0.4% same facility growth
Components of same market growth
•
+0.5% hours
•
+2.9% productivity per hour
•
-2.4% effectivity (b)
Revenue mix
•
12% fee for service
•
77% PPO
•
6% managed care
•
5% Medicaid/CHIPS
Patient Revenue of Affiliated Practices (a)
Components of Same Market
-6%
-4%
-2%
0%
2%
4%
6%
4Q09 1Q10 2Q10 3Q10 4Q10
Hours PPH Effectivity
Same Market Growth
-4%
-2%
0%
2%
4%
4Q09 1Q10 2Q10 3Q10 4Q10
Same Practice Development Acquisitions
Revenue Mix
0%
25%
50%
75%
100%
4Q09 1Q10 2Q10 3Q10 4Q10
FFS PPO MC Medicaid
(a) See appendix for discussion of patient revenue of affiliated practices.
(b) Effectivity is the difference between full fee increases and the net fee increases actually realized from patients and insurance companies.

Income Statement (thousands, except per share amts)
2010 2009 Change Comments
Net revenue 70,306 $   66,593 $
6%
Christie Dental (12/09) and Cincinnati Dental (6/10) platform acquisitions
Operating expenses:
     Salaries and benefits 28,709      28,068      (131)          b.p. Christie Dental and Cincinnati Dental (81 b.p.) // Arizona Tooth Doctor (69 b.p.)
     Lab fees and dental supplies 10,352      9,550        38             b.p.
     Office occupancy expenses 9,510        8,638        56             b.p.
     Other operating expenses 6,938        5,734        126           b.p. 4Q10 higher insurance loss reserves of $400
     General corporate expenses 3,867        3,471        29             b.p. 4Q10 bonus adjustment of $350 and 4Q09 lower professional fees of $250
4Q09 Christie Dental acquisition expenses of $560
EBITDA 10,930      11,132      -2%
EBITDA margin 15.5% 16.7% (117)          b.p.
     Depreciation expense 2,821        3,034        4Q09 facility closure of $294
     Amortization of intangible assets 2,549        2,325
Earnings from operations 5,560        5,773        -4% 4Q10 Texas Tooth Doctor loss of $530 / 4Q09 Texas Tooth Doctor loss of $153
4Q10 Arizona Tooth Doctor decreased $99
EFO margin 7.9% 8.7% (76)            b.p.
     Interest expense, net 1,666        2,571
Earnings before income taxes 3,894        3,202        22%
     Income taxes 1,709        1,272
     Effective tax rate 43.9% 39.7% YTD effective tax rate of 39.8%
Consolidated net earnings 2,185        1,930        13%
     Noncontrolling interest 18             65
Net earnings 2,167 $     1,865 $
16%
Diluted EPS 0.14 $       0.12 $
18%
Diluted weighted shares outstanding 15,754      16,009      -2%
Q4

Cash Flow (thousands)
Operating activities
Patient receivable DSO @ 12/31/10
of 26 vs DSO @ 12/31/09 of 28
Maintenance capital expenditures
Includes 7 Improvis EDR
implementations
Growth capital expenditures
Includes 2 pediatric Medicaid de
novos in Texas
Acquisitions
Completed one in-market acquisition
$164,000 patient revenue in quarter
$0.6MM patient revenue annualized
4Q10 4Q09
Cash flow from operating activities
Net income and non-cash items 10,657 $        7,041 $
Working capital items (1,705)           765
Cash flow from operating activities 8,952             7,806
Maintenance capital expenditures (1,925)           (778)
Free cash flow before growth investments 7,027             7,028
Growth capital expenditures (1,689)           (1,168)
Acquisitions (535)              (27,899)
Cash flow before financing activities 4,803 $          (22,039) $

Capitalization ($ millions)
$0
$100
$200
$300
Dec '09 Mar '10 Jun '10 Sep '10 Dec '10
Equity Debt
Debt to Total Capitalization
34%
36%
36%
35%
Leverage
• $102 million debt
• 2.0x debt/EBITDA (bank
compliance calculation)
• $51 million available for borrowing
under credit facility (bank
compliance calculation)
4Q 2010 Share Repurchases
• $2.2 million
• 185,000 shares
• $12.09 per share
2010 Share Repurchases Recap
• $4.7 million
• 407,000 shares (2.6% shares
outstanding)
• $11.56 per share
34%

$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
2009 2010
Reported EPS After-tax Amortization Expense
(a) See Appendix for reconciliation of non-GAAP items.
(b) Calculated at $13 share price and  twelve months ended December 31, 2010 financial results.
Diluted Earnings per Share (a)
}+64%
}+56%
2010 PE(b)
Diluted Reported EPS $0.68 19x
Diluted non-GAAP EPS (a) $1.06 12x
+56% -37%

Return on Market Value (millions, except per share amount)
2008 2009 2010
Cash flow from operations 38.6 $
(a)
40.4 $         36.3 $
Maintenance capital expenditures 2.8              2.3              4.7 $
Free cash flow 35.8 $         38.1 $         31.6 $
Diluted shares outstanding 15.8
Share price 13.00 $
Market value of equity 205.4 $
Cash flow from operations/market value equity 17.7%
Free cash flow/market value equity 15.4%
(a)  Includes $9.9 million from the transition services agreement with PDG, P.A.

•
Maintenance capital expenditures ~$12 million
•
On-going facility maintenance
•
92 facility Improvis EDR implementations
•
Growth capital expenditures of ~$17 million
•
7-9 pediatric Medicaid de novo facilities
•
6 private pay de novo facilities
•
7 relocation and expansion facilities
•
Four signed letters of intent for in-market acquisitions
•
Arizona Medicaid reimbursement decrease of 5% scheduled for April 1 st
•
2 of 6 major medical health plans in Arizona will not pass decrease to us
•
Reinstitute compensation increases in April 2011, except for senior management team, at a cost of $1.6 million on an annualized basis
2011 Commentary

•
Same market growth rate benefited from increases in both hours and production per hour (PPH). First quarter since 3Q08 same market growth rate excluding in-market acquisitions was positive.
•
Opened two de novo facilities for Texas Tooth Doctor during the quarter and six de novo facilities during the year.
•
Completed one in-market acquisition during the quarter and three in-market acquisitions and one platform acquisition during the year.  These transactions will generate approximately $21 million of patient revenue annually.
Operating Comments

•
Improvis accomplishments:
–
EDR was implemented at 7 facilities during the quarter and at year end 57 facilities were using the EDR
–
Digital radiography functionality received FDA 510(k) clearance
–
Time keeping functionality being used by 70% of employees
–
Management dashboard system successfully being piloted at Metro Dentalcare
–
Orthodontic functionality will enter clinical testing in 2011
–
Preparation for EDR certification in 2011
•
Accreditation Association for Ambulatory Health Care:
–
ForwardDental reaccredited January 2010
–
Carus Dental reaccredited March 2010
–
Western New York Dental Group reaccredited May 2010
–
Texas Tooth Doctor for Kids accredited December 2010
–
Cumberland Dental reaccredited January 2011
Operating Comments

Operating Comments
• Employment picture and dental benefit enrollment presents internal growth challenges.
(Percentage of U.S. population with a dental benefit)
Source:  2010 NADP/DDPA Joint Dental Benefits Report; U.S. Census Bureau American FactFinder, Population
Estimates Program; Bureau of Labor Statistics, Seasonally Adjusted Non-farm Employees

2001 2002 2003 2004 2005 2006 2007 2008 2009
Dental Benefit Enrollment
Total Non-farm Employees
54%
58%
54% 54%
54%
54%
55%
57%
58%

14 Appendix

Non-GAAP Financial Measures
•
This presentation includes non-GAAP financial measures. In accordance with the requirements of Regulation G of the
Securities and Exchange Commission, please see the attached financial tables for a presentation of the most comparable
GAAP measures, the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G.
•
The Company believes non-GAAP financial measures, such as adjusted net earnings and adjusted net earnings excluding service agreement amortization, are important financial measures for understanding its financial performance. The Company incurs significant amortization expense related to its service agreements in contrast to many companies, in the same and other industries, that do not amortize intangibles based on authoritative literature for goodwill and other intangible assets.
Expenses related to the Company’s debt refinancing and professional fees related to the Company’s acquisitions have also been excluded from the Company’s non-GAAP financial measures. The Company believes these items should be presented separately due to their magnitude and non-recurring impact to the Company’s ongoing operations. The primary limitations associated with the Company’s use of non-GAAP measures are that these measures may not be directly comparable to the amounts reported by other companies. Management compensates for these limitations by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in this presentation.
Patient Revenue of the Affiliated Practices
•
The Company does not consolidate the financial statements of the practices affiliated with the Company by means of service agreements with its financial statements.  Patient revenue of the affiliated practices is, however, a financial measure used by the Company’s management to monitor operating performance and to help identify and analyze trends of the affiliated practices that may affect the Company’s business. Most of the operating expenses incurred by the Company, pursuant to the service agreements, are on behalf of the affiliated practices in the operation of dental facilities. These expenses are significantly affected by the patient revenue of the affiliated practices.
Appendix

Non-GAAP EPS Reconciliation (thousands, except per share amt)
2010 2009
Net earnings (as reported) 10,339 $   7,729 $
Add:  Write-off of expenses associated with debt refinancing, net of tax (a) 370           596
Add:  Expenses associated with Christie Dental acquisition, net of tax (a) -            338
Add:  Expenses associated with Cincinnati Dental Services acquisition, net of tax (a) 203           -
Adjusted net earnings 10,912      8,663
Add:  Amortization related to service agreements, net of tax (a) 5,960        5,509
Adjusted net earnings excluding service agreement amortization 16,872 $   14,172 $
Weighted average diluted shares outstanding 15,965      14,155
Diluted adjusted net earnings per share 0.68 $       0.61 $
Diluted adjusted net earnings excluding service agreement amortization per share 1.06 $       1.00 $
(a) Tax effected at effective tax rate in the period reported.

17